UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 30, 2012

Date of Report (Date of earliest event reported)

Annie’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35470	20-1266625
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

1610 Fifth Street Berkeley, CA 94710 (Address of principal executive offices, including zip code)

(510) 558-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 30, 2012, Annie’s, Inc. (the “Company”) issued a press release announcing financial results for the second quarter ended September 30, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information furnished on this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Non-GAAP Financial Measures

Adjusted net income, EBITDA, adjusted EBITDA and adjusted diluted shares are not financial measures prepared in accordance with U.S. generally accepted accounting principles, or GAAP. As used in the press release furnished as Exhibit 99.1: adjusted net income represents net income plus the change in fair value of convertible preferred stock warrant liability, secondary offering costs, net of taxes, and revaluation of deferred tax assets; EBITDA represents net income plus interest expense, provision for income taxes, and depreciation and amortization; adjusted EBITDA represents EBITDA plus management fees, stock-based compensation, secondary offering costs and change in fair value of convertible preferred stock warrant liability; and adjusted diluted shares represent weighted average shares of common stock outstanding used in computing diluted earnings per share plus conversion of weighted average convertible preferred stock on an “as-if” converted basis.

The Company presents adjusted net income, EBITDA, adjusted EBITDA and adjusted diluted shares because the Company believes these measures provide additional metrics to evaluate the Company’s operations and, when considered with both the Company’s GAAP results and the reconciliation to net income, provide a more complete understanding of the Company’s business than could be obtained absent this disclosure. The Company uses adjusted net income, EBITDA and adjusted EBITDA, together with financial measures prepared in accordance with GAAP to assess the Company’s operating performance, to provide meaningful comparisons of operating performance across periods, to enhance the Company’s understanding of its core operating performance and to compare its performance to that of its peers and competitors. The Company also believes that these non-GAAP financial measures are useful to investors in assessing the operating performance of the Company’s business without the effect of the items described in Exhibit 99.1. In addition, the Company uses adjusted diluted shares because immediately prior to the closing of the Company’s IPO, all of the shares of convertible preferred stock automatically converted into shares of common stock. Adjusted net income, EBITDA, adjusted EBITDA and adjusted diluted shares are subject to inherent limitation as they reflect the exercise of judgments by management in determining how they are formulated. Further, the Company’s computation of these non-GAAP measures is likely to differ from methods used by other companies in computing similarly titled or defined terms, limiting the usefulness of these measures. These non-GAAP measures should not be considered in isolation or as alternatives to GAAP measures and do not purport to be alternatives to either net income as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. The Company urges investors to review the reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures included in the press release furnished as Exhibit 99.1, and not to rely on any single financial measure to evaluate our business.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is being furnished with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press release issued by Annie’s, Inc. entitled “Annie’s Reports Second Quarter Fiscal 2013 Financial Results,” dated October 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annie’s, Inc.

Date: October 30, 2012	By:	/s/ Kelly J. Kennedy
Kelly J. Kennedy
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by Annie’s, Inc. entitled “Annie’s Reports Second Quarter Fiscal 2013 Financial Results,” dated October 30, 2012.